Exhibit 99.3

IBM 2Q 2019 Earnings July 17, 2019 ibm.com/investor 1

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings”, other “operating” financial measures, including free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management’s use of this non- GAAP information is included as Exhibit 99.2 to the company’s Form 8-K filed with the SEC on July 17, 2019. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K filed with the SEC on July 17, 2019. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/2q19.html Forward Looking Statements and Non-GAAP Information

3 2Q19 $19.2B $3.17 $12.7B Revenue Operating (non-GAAP) EPS Free Cash Flow Last 12 Months y Revenue growth in key high-value areas − Led by Cloud & Cognitive Software and Global Business Services y Strong margin performance with gross margin expansion of 100 basis points − Continued actions to optimize portfolio y Positioned to lead in the next chapter of cloud − Cloud revenue of $19.5 billion over the last 12 months y Through 2nd quarter, on track to achieve full-year expectations for earnings per share and free cash flow, excluding impact of Red Hat − Update expectations in early August to reflect Red Hat acquisition Overview

4 B/(W) P&L Highlights 2Q19 Yr/Yr Revenue $19.2 (1.6%) Cloud & Cognitive Software $5.6 5% Global Business Services $4.2 3% Global Technology Services $6.8 (4%) Systems $1.8 (18%) Pre-Tax Income - Operating $3.2 (6%) Net Income - Operating $2.8 Flat Earnings Per Share - Operating $3.17 3% Cash Highlights LTM Free Cash Flow (excl. GF Receivables) $2.4 $12.7 Share Repurchase (Gross) $0.3 $3.9 Dividends $1.4 $5.7 Cash Balance @ June 30 $46.4 B/(W) P&L Ratios - Operating 2Q19 Yr/Yr Gross Profit Margin 47.4% 1.0 pts Expense E/R 30.8% (1.2 pts) Pre-Tax Income Margin 16.6% (0.3 pts) Tax Rate 11.0% 5.0 pts Net Income Margin 14.8% 0.6 pts Key Financial Metrics y Gross margin expansion reflects shift to higher value, services productivity and cloud scale efficiencies y EPS yr/yr growth reflects solid operating leverage, mitigated by operational declines in divested businesses y Solid free cash flow performance, with normalized free cash flow realization of 118% over the last 12 months Revenue growth rates @CC, $ in billions

Cloud & Cognitive Software Segment

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- Cloud & Data Platforms reflects broad-based growth across hybrid cloud and data portfolio
- Cognitive Applications led by security and growth across many industry vertical solutions
- Pre-tax income growth and margin expansion, excluding workforce rebalancing charges

Segment Results Overview

Segment	2Q19*	B/(W) Yr/Yr*	Yr/Yr Impact of 2Q19 Workforce Rebalancing
Revenue (External)	$5.6	5%	
PTI	$2.0	(1%)	(6 pts)
PTI Margin	32.0%	(0.3 pts)	(2 pts)
Cloud Revenue			
Cloud	$0.8	8%	
as-a-Service annual run rate	$2.1		

Segment Revenue Elements



Cloud & Data Platforms +7% Yr/Yr
Cognitive Applications +5% Yr/Yr
Transaction Processing Platforms +4% Yr/Yr

Revenue growth rates @CC, $ in billions
*PTI includes impact of $0.13B workforce rebalancing charge in 2Q19

Y Yr/Yr Impact of 2Q19 Workforce Rebalancing B/(W) Segment 2Q19* Yr/Yr* Revenue (External) $4.2 3% Gross Profit Margin (External) 26.0% (0.1 pts) PTI $0.3 (19%) (17 pts) PTI Margin 7.1% (1.7 pts) (2 pts) Cloud Revenue Cloud $1.2 17% as-a-Service annual run rate $1.7 Global Process Services +3% Yr/Yr Consulting +5% Yr/Yr 6 Application Management +2% Yr/Yr Global Business Services Segment y Revenue growth across all business lines driven by digital strategy, next gen enterprise apps and hybrid cloud y Gross margin yr/yr reflects shift to higher value and currency, offset by higher level of investment Segment Revenue Elements Segment Results Overview Revenue growth rates @CC, $ in billions *PTI includes impact of $0.07B workforce rebalancing charge in 2Q19

Y Yr/Yr Impact of 2Q19 Workforce Rebalancing B/(W) Segment 2Q19* Yr/Yr* Revenue (External) $6.8 (4%) Gross Profit Margin (External) 34.4% 1.2 pts PTI $0.2 (48%) (48 pts) PTI Margin 3.3% (2.7 pts) (3 pts) Cloud Revenue Cloud $2.0 5% as-a-Service annual run rate $7.4 7 Infrastructure & Cloud Services (4%) Yr/Yr Technology Support Services (2%) Yr/Yr Global Technology Services Segment y Revenue performance reflects actions to shift away from low-value services content y Expanded gross and pre-tax margin, excluding workforce rebalancing charges y Continued investment to capture hybrid cloud opportunity Segment Revenue Elements Segment Results Overview Revenue growth rates @CC, $ in billions *PTI includes impact of $0.22B workforce rebalancing charge in 2Q19

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Systems Segment

- IBM Z and Storage performance reflects product cycle dynamics and challenging yr/yr compare
- Power growth driven by continued strength in POWER9
- Margin performance reflects mix headwind from IBM Z mainframe cycle

Segment Results Overview

Segment	2Q19*	B/(W) Yr/Yr*	Yr/Yr Impact of 2Q19 Workforce Rebalancing
Revenue (External)	$1.8	(18%)	
PTI	$0.1	(82%)	(9 pts)
PTI Margin	3.2%	(11.1 pts)	(2 pts)
Cloud Revenue			
Cloud	$0.7	(16%)	

Segment Revenue Elements


Systems Hardware (23%) Yr/Yr
Operating Systems Software +3% Yr/Yr

Revenue growth rates @CC, $ in billions
*PTI includes impact of $0.03B workforce rebalancing charge in 2Q19

9 Balance Sheet Jun 19 Dec 18 Jun 18 Cash & Marketable Securities $46.4 $12.2 $11.9 Global Financing Debt $25.0 $31.2 $31.1 Core (non-GF) Debt $48.1 $14.6 $14.4 Total Debt $73.0 $45.8 $45.5 Cash Flow 2Q19 Yr/Yr LTM Net Cash from Operations** $2.8 ($0.1) $15.6 Free Cash Flow** $2.4 $0.5 $12.7 Selected Uses of Cash Net Capital Expenditures $0.4 $2.9 Acquisitions $0.0 $0.1 Dividends/Share Repurchase $1.8 $9.6 Cash Flow and Balance Sheet Highlights ● Solid performance in free cash flow ● Free cash flow realization 118%* over last 12 months ● Cash and debt elevated in advance of Red Hat closing; expect to return to targeted leverage ratios within a couple of years $ in billions *Adjusted for charges associated with enactment of U.S. tax reform **Non-GAAP metrics; excludes Global Financing receivables

10 Summary y Revenue growth in key high-value areas y Strong margin performance and operating leverage y Positioned to lead in the next chapter of cloud y Full-year expectations to be updated in early August

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12 Supplemental Materials ● Currency – Impact on Revenue Growth ● Additional Revenue Information ● Additional Revenue, Gross Profit & Backlog Information ● Expense Summary ● Balance Sheet Summary ● Cash Flow Summary ● Cash Flow (ASC 230) ● Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

7/16/2019 Quarterly Averages per US $ 1Q19 Yr/Yr 2Q19 Yr/Yr Spot 3Q19 4Q19 FY19 Euro 0.88 (8%) 0.89 (6%) 0.89 (4%) (2%) (5%) Pound 0.77 (7%) 0.78 (6%) 0.81 (5%) (4%) (5%) Yen 110 (2%) 110 (1%) 108 3% 4% 1% Revenue Impact, Future @ 7/16/19 Spot (2.6 pts) ~(1 pts) 0 pts ~(2)Pts Prior View @ 4/15/19 Spot ~(2.5 pts) ~(1 pts) 0 pts ~(2pts) US$B Yr/Yr Revenue As Reported $19.2 (4.2%) Currency Impact ($0.5) (2.6 pts) Revenue @ CC (1.6%) 13 Currency – Impact on Revenue Growth Supplemental Materials Second half revenue impacts @ 7/16/19 spot rates before addition of Red Hat

14 B/(W) Cloud Revenue Revenue Yr/Yr Total Cloud - 2Q19 $4.8 5% as-a-Service annual run rate $11.5 7% Total Cloud - LTM $19.5 8% B/(W) Geography Revenue 2Q19 Yr/Yr Americas $8.8 (3%) Europe/ME/Africa $6.1 1% Asia Pacific $4.2 (2%) B/(W) Segment Revenue 2Q19 Yr/Yr Cloud & Cognitive Software $5.6 5% Cognitive Applications $1.5 5% Cloud & Data Platforms $2.2 7% Transaction Processing Platforms $2.0 4% Global Business Services $4.2 3% Consulting $2.0 5% Global Process Services $0.3 3% Application Management $1.9 2% Global Technology Services $6.8 (4%) Infrastructure & Cloud Services $5.2 (4%) Technology Support Services $1.7 (2%) Systems $1.8 (18%) Systems Hardware $1.3 (23%) Operating Systems Software $0.4 3% Global Financing $0.4 (9%) Additional Revenue Information Revenue growth rates @CC, $ in billions Supplemental Materials

15 B B/(W) S Signings & Backlog* 2 2Q19 Yr/Yr S Signings $9.7 (14%) B Backlog $111.2 (4%) Backlog Yr/Yr @Actual (5%) B/(W) S Systems Revenue 2Q19 Yr/Yr S Systems Hardware Revenue $1.3 (23%) IBM Z (41%) Power 3% Storage (21%) Additional Revenue, Gross Profit & Backlog Information Growth rates @CC, $ in billions, Services Backlog calculated using June 30 currency spot rates *Signings & Backlog includes Global Technology Services, Global Business Services and Security Services; consistent with 2018 reporting Supplemental Materials B/(W) S Systems Gross Profit 2Q19 Yr/Yr S Systems Gross Profit 53.5% 2.9 pts Systems Hardware 43.6% 0.7 pts Operating Systems Software 84.3% 1.9 pts

16 Expense Summary Supplemental Materials $ in billions *2Q19 charges for workforce rebalancing and unfavorable legal ruling **includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges ***represents the percentage change after excluding the impact of currency and acquisitions B/(W) Expense 2Q19 Yr/Yr Currency Acq.** Base*** SG&A – Operating $5.3 (12%) 3 pts 0 pts (15 pts) includes 2Q19 Charges* $0.6 (11 pts) RD&E $1.4 (3%) 1 pts 0 pts (4 pts) IP and Custom Development Income ($0.2) (11%) Other (Income)/Expense - Operating ($0.8) $0.6 includes divestiture gains ($0.6) Interest Expense - Operating $0.2 (4%) Operating Expense & Other Income $5.9 Flat 4 pts 0 pts (4 pts)

17 Jun 19 Dec 18 Jun 18 Cash & Marketable Securities $46.4 $12.2 $11.9 Core (non-GF) Assets* $79.0 $71.7 $72.5 Global Financing Assets $29.3 $39.5 $37.2 Total Assets $154.7 $123.4 $121.6 Other Liabilities $63.8 $60.6 $57.5 Core (non-GF) Debt* $48.1 $14.6 $14.4 Global Financing Debt $25.0 $31.2 $31.1 Total Debt $73.0 $45.8 $45.5 Total Liabilities $136.9 $106.5 $103.0 Equity $17.8 $16.9 $18.6 Balance Sheet Summary *includes eliminations of inter-company activity Supplemental Materials $ in billions

18 QTD B/(W) YTD B/(W) 2Q19 Yr/Yr 2Q19 Yr/Yr Net Cash from Operations $2.9 $0.6 $7.7 $0.8 Less: Global Financing Receivables $0.1 $0.7 $2.6 $0.8 Net Cash from Operations (excluding GF Receivables) $2.8 ($0.1) $5.1 $0.0 Net Capital Expenditures ($0.4) $0.6 ($1.0) $0.9 Free Cash Flow (excluding GF Receivables) $2.4 $0.5 $4.1 $0.9 Acquisitions ($0.0) $0.0 ($0.0) $0.1 Divestitures $0.9 $0.9 $0.9 $0.9 Dividends ($1.4) $0.0 ($2.8) ($0.0) Share Repurchases (Gross) ($0.3) $0.7 ($1.2) $0.5 Non-GF Debt $27.5 $27.6 $33.4 $34.0 Other (includes GF Net A/R & GF Debt) ($0.7) ($0.1) ($0.1) ($1.3) Change in Cash & Marketable Securities $28.3 $29.5 $34.2 $35.1 Cash Flow Summary Supplemental Materials $ in billions

QTD QTD YTD YTD 2Q19 2Q18 2Q19 2Q18 Net Income from Operations $2.5 $2.4 $4.1 $4.1 Depreciation / Amortization of Intangibles $1.3 $1.1 $2.7 $2.2 Stock-based Compensation $0.1 $0.1 $0.2 $0.2 Working Capital / Other ($1.1) ($0.8) ($2.0) ($1.4) Global Financing A/R $0.1 ($0.6) $2.6 $1.8 Net Cash provided by Operating Activities $2.9 $2.3 $7.7 $6.9 Capital Expenditures, net of payments & proceeds ($0.4) ($1.0) ($1.0) ($1.9) Divestitures, net of cash transferred $0.9 $0.0 $0.9 $0.0 Acquisitions, net of cash acquired ($0.0) ($0.1) ($0.0) ($0.1) Marketable Securities / Other Investments, net $3.8 $0.4 $3.5 ($0.4) Net Cash provided by/(used in) Investing Activities $4.2 ($0.6) $3.3 ($2.4) Debt, net of payments & proceeds $22.8 ($0.0) $27.1 ($0.8) Dividends ($1.4) ($1.4) ($2.8) ($2.8) Common Stock Repurchases ($0.3) ($1.0) ($1.2) ($1.8) Common Stock Transactions - Other ($0.1) ($0.1) ($0.1) ($0.1) Net Cash provided by/(used in) Financing Activities $21.0 ($2.5) $22.9 ($5.4) Effect of Exchange Rate changes on Cash $0.1 ($0.4) $0.0 ($0.3) Net Change in Cash & Cash Equivalents $28.3 ($1.3) $33.9 ($1.3) 19 Cash Flow (ASC 230) Supplemental Materials $ in billions

2019 Full-Year Expectations (as of second quarter 2019, prior to the completion of Red Hat acquisition) GAAP Diluted EPS at least $12.45 Operating EPS (Non-GAAP) at least $13.90 Adjustments Acquisition-Related Charges* $0.76 Non-Operating Retirement-Related Items $0.45 Tax Reform Enactment Impacts $0.24 20 Reconciliation of Operating Earnings Per Share Non-GAAP Supplemental Materials *Includes acquisitions as of June 30, 2019. This amount includes pre-closing charges such as financing charges, associated with the Red Hat acquisition. It does not include any other amounts for Red Hat or Red Hat related activity. The above reconciles the Non-GAAP financial information contained in the “2Q19 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials EPS expectations (GAAP and Operating (Non-GAAP)) will be updated on August 2 to include the impact of the Red Hat acquisition

21 GAAP @CC Global Technology Services (7%) (4%) Infrastructure & Cloud Services (7%) (4%) Technology Support Services (5%) (2%) Cloud 2% 5% Systems (19%) (18%) Systems Hardware (24%) (23%) IBM Z (42%) (41%) Power 1% 3% Storage (22%) (21%) Operating Systems Software 1% 3% Cloud (17%) (16%) Global Financing (11%) (9%) 2Q19 Yr/Yr Reconciliation of Revenue Performance - 2Q 2019 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “2Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cloud & Cognitive Software 3% 5% Cognitive Applications 3% 5% Cloud & Data Platforms 5% 7% Transaction Processing Platforms 2% 4% Cloud 6% 8% Global Business Services Flat 3% Consulting 2% 5% Global Process Services Flat 3% Application Management (1%) 2% Cloud 14% 17% 2Q19 Yr/Yr

22 GAAP @CC Americas (4%) (3%) Europe/ME/Africa (4%) 1% Asia Pacific (4%) (2%) 2Q19 Yr/Yr Reconciliation of Revenue Performance - 2Q 2019 & Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Additional Revenue Information” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non- GAAP financial measures. Supplemental Materials GAAP @CC GAAP @CC Total Cloud Revenue 2% 5% 5% 8% Total as-a-Service Revenue 4% 7% 2Q19 Yr/Yr Last 12 Months

23 Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency 3 pts 0 pts 3 pts Acquisitions 0 pts 0 pts 0 pts Base * (15 pts) 0 pts (15 pts) RD&E Currency 1 pts 0 pts 1 pts Acquisitions 0 pts 0 pts 0 pts Base * (4 pts) 0 pts (4 pts) Operating Expense & Other Income Currency 4 pts 0 pts 4 pts Acquisitions 0 pts 0 pts 0 pts Base* (1 pts) (3 pts) (4 pts) 2Q19 Reconciliation of Expense Summary - 2Q 2019 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

24 12 Months Ended Jun 2019 Net Cash from Operating Activities per GAAP: $16.1 Less: change in Global Financing (GF) Receivables $0.5 Net Cash from Operating Activities (Excluding GF Receivables) $15.6 Capital Expenditures, Net ($2.9) Free Cash Flow (Excluding GF Receivables) $12.7 Reconciliation of Free Cash Flow - Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics”, “Cash Flow and Balance Sheet Highlights” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions

25 LTM Excluding LTM Tax Reform* Free Cash Flow Realization 146% 118% Reconciliation of Free Cash Flow Realization - Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Key Metrics”, “Cash Flow and Balance Sheet Highlights” and “2Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated July 17, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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